SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

REDDING BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) NA

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

Why did you send me this Proxy Statement?
Who is entitled to vote?
What constitutes a quorum?
How many votes do I have?
How do I vote by proxy?
How do I change my vote?
What vote is required to approve each proposal?
Proposal 1: Elect ten directors
Proposal 2: Change of Corporate name
What are the costs of soliciting these Proxies?
How do I obtain an Annual Report on Form 10-K?
Information about Redding Bancorp Stock Ownership
Does anyone own 5% or more of Redding Bancorp Common Stock?
How much of Redding Bancorp Stock is owned by Directors and Executive Officers?
Information about Directors and Executive Officers
The Board of Directors
The Committees of the Board of Directors
REPORT OF THE AUDIT COMMITTEE
Principal Accounting Firm fees
Board of Directors Meetings
How we compensate Directors
Section 16(a) Beneficial Ownership Reporting Compliance
Compensation Committee Interlocks and Insider Participation
Related Party Transactions
Indemnification Matters
How we compensate Executive Officers
Executive Compensation Committees Report on Executive Compensation
Compensation Philosophy and Policies — The Compensation Charter
Executive Officers and Senior Management
Summary Compensation Table
STOCK OPTIONS
Employment contracts, change in control agreements and termination of employment
Salary Continuation Plan
Stock Price Performance Graph
Proposal 1 Election of Directors
Proposal 2 Amendment of Articles of Incorporation to change the Company’s name
Other Business
Requirements, including deadlines for submissions or proposals, nomination of Directors and other Shareholder business
Appendix A Audit Committee Charter
Appendix B

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Redding Bancorp

Notice of 2004 Annual Meeting of Shareholders
And
Proxy Statement

April 12, 2004

Dear Shareholder:

It is my pleasure to invite you to Redding Bancorp’s 2004 Annual Meeting of Shareholders.

We will hold the meeting on May 18, 2004, at 5:00 p.m., in the lobby of Redding Bank of Commerce located at 1951 Churn Creek Road, Redding, California, 96002. In addition to the formal items of business, I will report on past performance and future prospects.

This mailing includes the formal notice of the Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and our 2003 Form 10-K and Annual Report provides financial results and information about Redding Bancorp.

Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly, or use the convenient telephone voting method as described on the proxy card. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Sincerely,

Michael C. Mayer
President and
Chief Executive Officer
Redding Bancorp

Redding Bancorp
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, May 18, 2004

Time:	5:00 p.m.

Place:	Redding Bank of Commerce 1951 Churn Creek Road Redding, California 96002

Dear Shareholders:

At our 2004 Annual Meeting, we will ask you to:

•	Elect directors each to serve for a term of one year;

•	Amend the Articles of Incorporation to change the name to Bank of Commerce Holdings; and

•	Transact any other business that may properly be presented at the Annual Meeting.

If you were a shareholder of record as of the close of business on March 31, 2004, you are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about April 12, 2004.

We urge you to mark, sign and date and return the enclosed proxy as promptly as possible in the postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. Proxies will also be accepted by telephone vote, transmission of a telegram, cablegram, facsimile or by oral telephonic transmission provided such transmission contains sufficient information from which it can be determined that the transmission was authorized by the shareholder. Our transfer agent’s facsimile number is (415) 989-5241. Returning your proxy will not limit your rights to attend or vote at the Annual Meeting.

By Order of the Board of Directors,

Corporate Secretary

Redding, California
Dated: April 12, 2004

Information about the Annual Meeting and voting
Why did you send me this proxy?	3
Who is entitled to vote?	3
What constitutes a quorum?	3
How many votes do I have?	3
How do I vote by proxy?	3
How do I change my vote?	4
What vote is required to approve each proposal?	4
Proposal 1 Elect ten directors	4
Proposal 2 Change of Corporate name	4
What are the costs of soliciting these Proxies?	4
How do I obtain an Annual Report on Form 10-K?	4
Information about Redding Bancorp Stock Ownership
Does anyone own more than 5% of Redding Bancorp Stock?	5
How much of Redding Bancorp Stock is owned by Directors and Executive Officers?	5,6
Information about Directors and Executive Officers
The Board of Directors	7
The Committees of the Board	7
Audit Committee Report	8
Principal Accounting Firm fees	9
Board of Directors Meetings	10
How we compensate Directors	10
Section 16(a) Beneficial Ownership compliance	10
Compensation Committee interlocks and Insider participation	10
Related party transactions	10
Indemnification matters	11
Executive Compensation charter and report on executive compensation	11
Executive Officers and senior leadership team	13
Summary Compensation	15
Stock Options	16
Employment contracts, change in control agreements and termination of employment	17
Salary Continuation Plan	18
Stock performance graph	19
Discussion of the proposals recommended by the Board
Proposal 1: Elect ten Directors	20
Proposal 2: Change of Corporate name	22
Other Business
Requirements, including deadlines for submission of proposals	23
Appendix A — Audit Committee charter	24
Appendix B — Nominating Committee charter	28

Why did you send me this Proxy Statement?

We sent you this proxy statement in connection with the solicitation by the Board of Directors of Redding Bancorp, (“Redding Bancorp” or the “Company”) a California corporation, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or use the convenient telephone voting method as described in the proxy card.

Along with this Proxy Statement, we are also sending you our 2003 Form 10-K and Annual Report.

Who is entitled to vote?

Shareholders of record at the close of business on March 15, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 2,710,058 shares of Common Stock outstanding and entitled to vote.

What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the Company’s outstanding shares of Common Stock (“Common Stock”) constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker “non-vote” occurs when the nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in the tabulations of the vote’s cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker “non-votes” will not be counted for purposes of determining the number of votes cast for a proposal.

How many votes do I have?

Each share of Redding Bancorp Common Stock that you owned as of the record date entitles you to one vote. The proxy card indicates the number of votes that you have.

How do I vote by proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you fill in your proxy card and send it to us in time to vote, your “proxy” (as appointed on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

“For” the election of all ten nominees for Director
“For” the change of corporate name

If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgement. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted upon at the Annual Meeting, other than those discussed in this Proxy Statement.

How do I change my vote?

If you fill out and vote the proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting.

You may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

You may attend the Annual Meeting and vote in person.

What vote is required to approve each proposal?

Proposal 1: Elect ten directors

The ten nominees for director who receive the most votes will be elected. If you do not vote for a particular nominee, or you indicate “Withhold Authority” to vote for a particular nominee on your proxy card, your vote will not count “for” or “against” the nominee.

Proposal 2: Change of Corporate name

The affirmative vote of a majority of the outstanding shares is required in order for the Company to change its name to Bank of Commerce Holdings. If you “abstain” from voting, it has no effect on the outcome of this proposal

What are the costs of soliciting these Proxies?

The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, certain directors, officers and other employees of the Company may make solicitation by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company’s Common Stock. We have contracted with Mellon-Investor Services and ADP Investor Services to assist us in the distribution of materials and tabulation of the results. This service will cost the Company approximately $5,000.00.

How do I obtain an Annual Report on Form 10-K?

The consolidated financial statements of Redding Bancorp and subsidiaries for the year ended December 31, 2003, as part of the Company’s Form 10-K and 2003 Annual Report to Shareholders accompany this proxy statement.

Additional copies of the annual report on Form 10-K may be obtained upon written request to Linda J. Miles, Executive Vice President & Chief Financial Officer at the Company’s administrative offices, 1951 Churn Creek Road, Redding, California 96002.

The Securities and Exchange Commission (SEC) maintains an internet site at http://www.sec.gov that contains Redding Bancorp’s SEC filings. Access to the filings are also available from Redding Bank of Commerce’s website portal under the heading “Investor Information”. The website addresses are www.reddingbankofcommerce.com or www.rosevillebankofcommerce.com.

Information about Redding Bancorp Stock Ownership

Does anyone own 5% or more of Redding Bancorp Common Stock?

Yes. Redding Bancorp is aware of four shareholders who beneficially own 5% or more of our outstanding common stock. The Securities and Exchange Commission has defined “beneficial ownership” (1) to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares that a person has a right to acquire within sixty (60) days.

The following table shows, to the knowledge of the Company, the only beneficial owners of more than five percent of the Corporations shares as of the record date.

Name and address of Beneficial Owner	Number of shares	Percent of Class
John C. Fitzpatrick	189,720	7.00%
4561 Quinton Drive Redding, California 96001
Robert C. Anderson	189,300	6.99%
1960 Bechelli Lane Redding, California 96002
Harry L. Grashoff, Jr.	178,000	6.57%
3162 Pinot Path Redding, California 96001
Gilbert and Irene Jean Goetz (2)	138,534	5.12%
1330 Ala Moana Blvd. # 3106 Honolulu, HI 96814

How much of Redding Bancorp Stock is owned by Directors and Executive Officers?

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 1, 2004 by (i) each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Named Executive Officers (as defined on page 8) and (iv) all directors and executive officers of the Company as a group.

	Number of Shares of
	Common Stock
Name and Address of Beneficial Owner	Beneficially Owned (1)	# Percentage of Class
John C. Fitzpatrick (3)	189,720	7.00%
Robert C. Anderson (4)	189,300	6.99%
Harry L. Grashoff, Jr. (5)	178,000	6.57%
Welton L. Carrel (6)	114,246	4.22%
Kenneth R. Gifford, Jr. (7)	65,142	2.41%
Eugene L. Nichols (8)	64,210	2.37%
Russell L. Duclos (9)	51,590	1.91%
Michael C. Mayer (10)	44,335	1.64%
David H. Scott (11)	33,017	1.22%
Linda J. Miles (12)	27,295	1.01%
Lyle L. Tullis (13)	5,000	*
All directors and executive officers as a group (11 persons)	961,855	35.50%

*	Indicates less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 15, 2004, are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 138,534 shares held by the Irene and Gilbert Goetz Trust, of which Mrs. Goetz is a co-trustee with Mr. Goetz and shares voting and investment power with respect to such shares.

(3)	Includes 130,911 shares held by Carbonated Industries Inc., 17,559 shares owned by the J.C. and Betty Fitzpatrick 1984 Revocable Trust and 41,250 shares issuable to Mr. Fitzpatrick upon the exercise of options exercisable within 60 days of March 15, 2004. Mr. Fitzpatrick is chief executive officer of Carbonated Industries, Inc. Mr. Fitzpatrick disclaims beneficial ownership of such shares except for those shares in which he has a pecuniary interest.

(4)	Includes 149,800 shares held by the Anderson Family Revocable Living Trust, of which Mr. Anderson is a co-trustee and shares voting and investment power with respect to such shares, and 39,500 shares issuable to Mr. Anderson upon the exercise of options exercisable within 60 days of March 15, 2004.

(5)	Includes 123,000 shares held by the Grashoff Family Revocable Trust of which Mr. Grashoff and his wife are co-trustees, 6,204 shares held separately in his spouse’s name, 7,546 held individually and 41,250 shares issuable to Mr. Grashoff upon the exercise of options exercisable within 60 days of March 15, 2004.

(6)	Includes 96,546 shares held by the Carrel Family Living Trust of which Mr. Carrel is a co-trustee and shares voting and investment power with respect to such shares and 17,700 shares issuable to Mr. Carrel upon the exercise of options exercisable within 60 days of April 1, 2004.

(7)	Includes 46,662 shares held jointly with Mr. Gifford’s spouse, 6,600 shares held by Gifford Construction, Inc. and 11,880 shares issuable to Mr. Gifford upon the exercise of options exercisable within 60 days of March 15, 2004.

(8)	Includes 1,207 shares held jointly with Mr. Nichols’ spouse, 40,063 individually, 500 shares held separately in his wife’s name, and 22,440 shares issuable to Mr. Nichols upon the exercise of options exercisable within 60 days of March 15, 2004.

(9)	Includes 31,590 shares held by the Duclos Family Trust of whom Mr. Duclos and his wife are co-trustees, and 20,000 shares issuable to Mr. Duclos upon the exercise of options exercisable within 60 days of March 15, 2004.

(10)	Includes 5,650 shares held individually in an IRA account, 1,033 shares in a 401(k) accounts by Mr. Mayer, 9,252 shares in the RBC 401(k) Plan to which Mr. Mayer has voting powers as Trustee, and 28,400 shares issuable to Mr. Mayer upon the exercise of options exercisable within 60 days of March 15, 2004.

(11)	Includes 21,189 shares held jointly with Mr. Scott’s spouse, 1,828 shares in 401(k) retirement plan and 10,000 shares issuable to Mr. Scott upon the exercise of options exercisable within 60 days of March 15, 2004.

(12)	Consists of 1,645 shares held individually in 401(k) retirement plan and 25,650 shares issuable to Ms. Miles upon the exercise of options exercisable within 60 days of March 15, 2004.

(13)	Includes 4,500 shares held jointly with Mr. Tullis’ spouse and 500 shares held separately in his spouse’s name.

Information about Directors and Executive Officers

The Board of Directors

The Board of Directors oversees the business and monitors the performance of management. The Board does not involve itself in day-to-day operations. The directors are informed through reading reports and other materials, active participation in Board and committee meetings, and discussions with key executives and principal external advisors such as legal counsel, outside auditors, investment bankers and other consultants.

The Committees of the Board of Directors

The Board of Directors has a standing Loan Committee, Executive Committee, Asset/Liability Committee, Long-range Planning Committee, Executive Compensation Committee, Nominating and Corporate Governance Committee and Audit Committee. The Executive Compensation Committee and Audit Committee meet the standards of independence prescribed by NASDAQ.

Executive Committee

The members of the Executive Committee during 2003 were Robert C. Anderson, Michael C. Mayer, John C. Fitzpatrick, Kenneth R. Gifford, Jr., and Harry L. Grashoff, Jr. The Executive Committee held 12 meetings during 2003. The Executive Committee’s functions are to review and discuss all current and pending strategic actions of the Company.

Loan Committee

The members of the Loan Committee during 2003 were Robert C. Anderson, Russell L. Duclos, Harry L. Grashoff, Jr., Welton L. Carrel, David H. Scott and Michael C. Mayer. The Loan Committee held 48 meetings during 2003. The Loan Committee’s functions are to establish credit policy, monitor portfolio quality, review and approve credits, establish lending limits and monitor the Company’s reserve allowance.

Long-range Planning Committee

The members of the Long-range Planning Committee during 2003 were Robert C. Anderson, John C. Fitzpatrick, Kenneth R. Gifford, Jr., Harry L. Grashoff, Jr., Eugene L. Nichols and Michael C. Mayer. The Long-range Planning Committee met once during 2003. The Long-range Planning Committee’s functions are to establish short and long term strategic goals for the Company.

Asset/Liability Committee

The members of the Asset/Liability Committee during 2003 were Robert C. Anderson, Russell L. Duclos, Harry L. Grashoff, Jr., David H. Scott, Michael C. Mayer and Linda J. Miles. The Asset/Liability Committee held four meetings during 2003. The Asset/Liability Committee’s functions are to establish investment policy, monitor mix and maturity of the loan and investment portfolios and monitor exposure to interest rate risk.

Executive Compensation Committee

The members of the Executive Compensation Committee during 2003 were Robert C. Anderson, John C. Fitzpatrick, Kenneth R. Gifford, Jr., Harry L. Grashoff, Jr., and Lyle L. Tullis. The Executive Compensation Committee held one meeting during 2003. The Executive Compensation Committee’s functions are to administer the Company’s compensation programs and policies applicable to its executive officers. The Executive Compensation Committee meets annually to review and reestablish the salaries of the Company’s executive officers and to propose adjustments to the incentive compensation profit sharing program.

The Executive Compensation Committee also administers the Company’s 1998 Stock Option Plan.

Audit Committee

The members of the Audit Committee during 2003 were Robert C. Anderson, John C. Fitzpatrick, Kenneth R. Gifford, Jr., David H. Scott and Lyle L. Tullis. The Audit Committee held eight meetings during 2003. The Audit Committee’s functions are to assist the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee during 2003 were Robert C. Anderson, John C. Fitzpatrick, Kenneth R. Gifford, Harry L. Grashoff, Jr. and Lyle L. Tullis. The Nominating and Corporate Governance Committee met twice during 2003. The adopted charter of the committee is included as appendix “B”.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“ Audit Committee”) assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the board. The membership of the Audit Committee consists of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member of the Audit Committee is free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement, and meet the director independence requirements for serving on Audit Committees as set forth in the corporate governance standards of the NASDAQ.

During 2003, the Audit Committee met eight times. The Chairman of the Audit Committee reviewed the financial information contained in each of the quarterly press announcements and SEC Form 10-Q filings with the Chief Executive Officer, CFO and independent auditors before public release.

The Company considers all outside auditing consultants to be “independent auditors”. In discharging its oversight responsibility with respect to the Audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls and the outsourced audit functions, responsibilities, budget and staffing. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the independent auditors audit of the financial statements. The Audit Committee also discussed the results of the internal audit examinations. The Audit Committee reviewed the audited financial statements of the company as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the audit of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Redding Bancorp’s audited financial statements be included in its annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Principal Accounting Firm fees

Audit Fees
The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $166,125.

Financial Information Systems Design and Implementation Fees
Deloitte Entities did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2003.

All Other Fees
The aggregate fees billed by Deloitte Entities for services rendered to the Company, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees”, for the fiscal year ended December 31, 2003 were $0.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Respectfully submitted,

David H. Scott, Chairman of the Audit Committee
Robert C. Anderson
John C. Fitzpatrick
Kenneth R. Gifford, Jr.
Lyle L. Tullis

Board of Directors Meetings

The Board of Directors held 12 meetings during 2003. All directors attended at least 92% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

How we compensate Directors

Each outside director of the Company receives a $500 monthly retainer. Directors are paid $500 for each Board of Directors meeting attended and $250 for each committee meeting attended. Committee chairmen are paid an additional $50 per meeting. The Chairman of the Board is paid an additional $1,250 per month and the Chairman of the Audit Committee is paid an additional $875 per month. Directors are also eligible to participate in the 1998 Stock Option Plan, as determined by the Executive Compensation Committee.

In April 1998, options to purchase shares of the Company’s Common Stock were granted to each of the Company’s outside directors as follows: Robert C. Anderson: 49,500 shares, Welton L. Carrel: 29,700 shares, Russell L. Duclos: 30,000 shares, John C. Fitzpatrick: 41,250 shares, Kenneth R. Gifford, Jr.: 19,800 shares, Harry L. Grashoff, Jr.: 41,250 shares, Eugene L. Nichols: 27,540 shares and David H. Scott: 21,450 shares. The options were granted at an exercise price of $8.25, which represented 85% of the fair market value of the Common Stock on the date of grant as determined by the most recent sale activity posted on the over-the-counter bulletin board. The options were fully vested on April 22, 2003.

Under the terms of the 1998 Stock Option Plan, vesting of the options is accelerated in the event of a change of control (as defined in the 1998 Stock Option Plan), termination of employment by reason of death or disability, retirement, or termination of employment by the Company without cause.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company. Based upon a review of such reports, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time.

Compensation Committee Interlocks and Insider Participation

None of the members of the Executive Compensation Committee of the Board of Directors serves or has served as a bank officer or employee of Redding Bancorp or its subsidiaries.

Related Party Transactions

Certain directors and officers of the Bank and entities with which they are associated are customers and have transactions with the Bank in the ordinary course of business. All loans and commitments included in such transactions are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other unfavorable features.

Indemnification Matters

The Company’s bylaws provide for indemnification of the Company’s directors, officers, employees and other agents of the Company to the extent and under the circumstances permitted by the California General Corporation Law. The Company’s bylaws also provide that the Company shall have the power to purchase and maintain insurance covering its directors, officers and employees against any liability asserted against any of them and incurred by any of them, whether or not the Company would have the power to indemnify them against such liability under the provisions of applicable law or the provisions of the Company’s bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to provisions in the Company’s bylaws, the Company understands that it is in a position of the Securities and Exchange Commission (the “SEC”), that such indemnification is against public policy as expressed in the Securities Act of 1933, and is therefore unenforceable.

How we compensate Executive Officers

Executive Compensation Committees Report on Executive Compensation

The Company’s compensation programs and policies applicable to its executive officers are administered by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee is made up of directors that meet the standards of independence required by NASDAQ. The members of the Executive Compensation Committee are Robert C. Anderson, John C. Fitzpatrick, Harry L. Grashoff, Jr. and Kenneth R. Gifford, Jr.

Compensation Philosophy and Policies — The Compensation Charter

The Company’s compensation programs and policies are designed to enhance shareholder value by aligning the financial interests of the executive officers of the Company with those of the Company’s shareholders. The Executive Compensation Committee meets annually to review the salaries of executive officers, to reestablish the base salary, to propose adjustments to the incentive compensation portion and to establish a discretionary bonus plan if all performance objectives are met.

The Company’s philosophy for granting stock options is based on the principles of encouraging key employees to remain with the Company and to encourage ownership thereby providing them with a long-term interest in the Company’s overall performance. Income arising under the 1998 Stock Option Plan currently does not qualify as performance-based compensation. The Company intends to retain the flexibility necessary to provide total cash compensation in line with competitors’ practice, the Company’s compensation philosophy and the Company’s best interests, including compensation that may not be deductible.

Components of Executive Officer Compensation

There are four primary components of executive compensation: base salary, incentive profit sharing, discretionary incentive and options granted under the 1998 Stock Option Plan.

Base Salary. The annual base salaries of executive officers are reviewed by the Executive Compensation Committee, taking into consideration the level of peer group salaries, the overall performance of the Company, the performance of the portfolio and department under the executive officer’s management control and the individual executive officer’s contribution and performance.

The base salary for the Chief Executive Officer for 2003 was determined by (i) examining the Company’s performance against its preset goals, (ii) comparing the Company’s performance against its peer group competitors, (iii) evaluating the effectiveness and performance of the Chief Executive Officer and (iv) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the Company’s peer group. The total compensation received by the Company’s Chief Executive Officer is detailed in the Summary Compensation Table.

Incentive Profit Sharing Plan. The Company’s Incentive Profit Sharing Plan (the “Profit Sharing Plan”) is a cash-based incentive profit sharing program. The Profit Sharing Plan provides that profit sharing is computed on the Company’s profit after a 20% return on prior years equity, before income taxes, less any gain on investments securities sold and plus any losses on investment securities sold. The cash incentive is paid the first week of each calendar quarter as to 70% of the incentive earned for the previous calendar quarter. The remaining 30% holdback is paid upon verification and completion of its audited annual financial statements. The Company’s President & Chief Executive Officer earns 3.14% of the profits as defined above, the Company’s Executive Vice President and Chief Financial Officer earns 1.97% of the profits as defined above, limited by absolute dollar caps.

Discretionary Incentive. Each year the Executive Compensation Committee establishes a discretionary incentive plan for the Company’s two highest-ranking executive officers. The incentive is paid if the Company meets certain preset financial and growth goals set forth in the Company’s strategic plan.

Stock Options. Under the Company’s compensation philosophy, ownership of the Company’s Common Stock is a key element of executive compensation. The grant of a stock option is intended to retain and motivate key executives and to provide a direct link with the interest of the shareholders of the Company. In general, stock option grants are determined based on (i) prior award levels, (ii) total awards received to date by the individual executives, (iii) the total stock award to be made and the executive’s percentage participation in that award, (iv) the executive’s direct ownership of Company Common Stock, (v) the number of options vested and nonvested and (vi) the options outstanding as a percentage of total shares outstanding.

Respectfully submitted,

Robert C. Anderson, Chairman of the Executive Compensation Committee
John C. Fitzpatrick
Harry L. Grashoff, Jr.
Kenneth R. Gifford, Jr.

Executive Officers and Senior Management

Set forth below are the names and most recent biographies of Redding Bancorp’s executive officers and senior leadership team. Only Mr. Mayer and Ms. Miles are “Named Officers” for purposes of the Securities Exchange Act and rules thereunder. Information relating to other Company personnel in this proxy statement is provided solely for the information of shareholders.

Name and age	Principal occupation and business experience
Michael C. Mayer, born in 1956	President and Chief Executive Officer and a director of Redding Bancorp, Redding Bank of Commerce (the “Bank”) and RBC Mortgage Services since January 2001. From April 1997 to May 2000, he served as Executive Vice President and Chief Credit Officer of the Bank. From May 2000 to January 2001, he served as Executive Vice President and Chief Operating Officer of the Bank. Before joining the Bank, Mr. Mayer was Senior Vice President and Senior Loan Officer at another California independent financial institution.

Linda J. Miles, born in 1953	Executive Vice President and Chief Financial Officer of Redding Bancorp and Redding Bank of Commerce since January 1996. From October 1989 to December 1995, she served as Senior Vice President and Chief Financial Officer of the Bank. Before joining the Bank, Ms. Miles was Senior Vice President and Chief Financial Officer at another California independent financial institution.

The Company has adopted a code of ethics that applies to the Chief Executive Officer, Chief Financial Officer and the Senior Leadership Team. The code of ethics has been filed as an exhibit to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2003.

Caryn A. Blais, born in 1951	Senior Vice President and Chief Information Officer of Redding Bank of Commerce since 1991. Commenced banking career in 1979 with another California independent bank. Administrative positions since 1986.

Theodore Cumming, born in 1957	Senior Vice President and Lending Group Manager of Redding Bank of Commerce since 2001. Commenced banking career in 1977 at a major financial institution. Vice President Commercial lending at time of joining the Bank.

Name and age	Principal occupation and business experience
Randall S. Eslick, born in 1957	Senior Vice President and Regional Manager Roseville Bank of Commerce since 2002. Commenced banking career in 1981 at a major financial institution. Vice President and Commercial loan officer at another California independent financial institution from 1986 — 2001. Joined the Bank in March 2001 as Senior Vice President and Commercial Loan Officer.

Roger Janis, born in 1947	Vice President Special Projects of the Bank since 2003, Business Development 2002-2003. Commenced banking career in 1970 at a major financial institution and took early retirement in 2000 prior to joining the Bank.

Samuel Jimenez, born in 1964	Vice President and Director of Risk Management of the Bank since September 2003. Federal Deposit Insurance Corporation (FDIC) examiner from 1992 — 2003.

Robert A. Matranga, born in 1953	Senior Vice President and Lending Group Manager of Redding Bank of Commerce since May 1997. Commenced banking career in 1978 with a major financial institution. 1995-1997 with another local independent bank. Vice President of Commercial lending at the time of joining the Bank.

Patrick J. Moty, born in 1957	Senior Vice President and Chief Credit Officer of Redding Bank of Commerce since 2000. Senior Vice President and Senior Loan office from 1998 — 2000, Vice President & Senior Loan Officer from 1993 — 1998, Vice President Loan Officer from 1988 — 1993, Assistant Vice President & Loan Officer from 1987 — 1988, Loan Officer from 1985 — 1987, prior to joining the Bank five years in lending at a major financial institution.

Robert J. O’Neil, born in 1955	Senior Vice President and Lending Group Manager of Roseville Bank of Commerce since April 2002. Commenced banking career in 1975 with a major financial institution. 1986 — 2002 with another local independent bank. Vice President of Commercial lending at the time of joining the Bank.

Debra A. Sylvester, born in 1958	Senior Vice President and Marketing Director of Redding Bank of Commerce since April 1999. Commenced banking career in 1984 with Redding Bank of Commerce, Vice President Administrative, Controller and Business Development.

Name and age	Principal occupation and business experience
Larry D. Watson, born in 1939	Vice President Administrative Operations of the Bank since 1995. Commenced banking career in 1961 at a major financial institution. Attained title of Vice President and Manager of District Operations during 25 year tenure at a major financial institution.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain summary information concerning compensation paid to the Company’s Chief Executive Officer and Chief Financial Officer, (the “Named Executive Officers”) as well as three other officer’s who were serving as senior management on December 31, 2003, and whose aggregate salary and bonus exceeded $100,000 in fiscal 2003.

Summary Compensation Table

	Annual Compensation			Long term compensation awards
					Securities
					Underlying	All Other
				Other	Options	Compensation
Name and Principal Position	Year	Salary ($)	Incentive($)	($) (1)	(#)	($) (2)
Michael C. Mayer	2003	$151,000	$87,182	$8,700	2,500	$2,400
President &	2002	$125,000	$64,969	$8,700	5,250	$2,256
Chief Executive Officer	2001	$115,000	$69,725	$5,000	24,750	$3,985
Linda J. Miles	2003	$126,000	$59,013	$6,720	2,000	$2,400
Executive Vice President &	2002	$101,000	$54,373	$6,720	5,000	$2,256
Chief Financial Officer	2001	$93,000	$61,244	$5,000	24,750	$4,029
Patrick J. Moty	2003	$104,500	$39,000	$3,060	0	$1,682
Senior Vice President &	2002	$100,000	$20,000	$3,060	600	$1,682
Chief Credit Officer	2001	$95,040	$26,000	$3,060	3,600	$1,550
Randall S. Eslick	2003	$118,452	$20,000	$8,460	0	$1,550
Senior Vice President &	2002	$115,002	$10,000	$8,460	750	$1,550
Regional Manager Roseville	2001	$107,004	$12,500	$8,460	4,500	$1,550
Robert J. O’Neil	2003	$112,992	$16,750	$8,460	0	$700
Senior Vice President &	2002	$109,700	$20,000	$8,460	10,000	$700
Lending Group Manager Roseville	2001	$0	$0	$0	0	$0

(1)	Represents an automobile for business use or car allowance, and membership expenses in connection with the use of a private club for business purposes, particularly for the purpose of entertaining the Bank’s customers. The officers may have derived some personal benefit from the use of such automobiles and membership. The Company, after reasonable inquiry, believes that the value of any personal benefit not directly related to job performance which is derived from the personal use of such automobile and membership does not exceed $10,000 per year in the aggregate for any single executive officer.

(2)	Represents health insurance premiums paid by the Company.

STOCK OPTIONS

     The following table summarizes the options granted during fiscal 2003 to the individuals identified below.

The Named Executive Officers

Individual Grants
Potential
Realizable Value at
	Number of	Percentage of			Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term(4)
	Options	Employees in	Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh)(2)	Date(3)	5%($)	10%($)
Michael C. Mayer	2,500	56%	$20.25	01/01/13	$32,000	$80,900
Linda J. Miles	2,000	44%	$20.25	01/01/13	$25,600	$64,720

(1)	The right to exercise these stock options vests on an annual basis over a five-year period from the date of the grant. Under the terms of the Company’s stock plans, the committee designated by the Board of Directors to administer such plans retains the discretion, subject to certain limitations, to modify, extend or renew outstanding options and to reprice outstanding options. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options.

(2)	The exercise price is equal to 100% of the fair market value on the date of grant as determined by the Board of Directors.

(3)	The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4)	The five- percent and ten percent assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future price of the Common Stock. No assurance can be given that any of the values reflected in the table will be achieved.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

     None of the Company’s Named Executive Officers or other senior personnel identified below exercised options during 2003.

	Securities Underlying		Value of Unexercised
	Unexercised Options at		In-the-Money Options at
	December 31, 2003(#)(1)		December 31, 2003($)(1)
Name	Exercisable	Unexercisable	Exercisable/Unexercisable
Michael C. Mayer	28,400	4,100	$415,713	$28,900
Linda J. Miles	25,650	3,600	$363,738	$18,500
Patrick J. Moty	12,300	1,800	$166,545	$9,000
Randall S. Eslick	3,000	2,250	$25,875	$77,063
Robert J. O’Neil	4,000	6,000	$21,000	$31,500

(1)	Based on the fair market value of the Company’s Common Stock at December 31, 2003 of $25.25 per share less the applicable exercise price per share. The fair market value of the Company’s Common Stock at December 31, 2003 was determined based on the last reported sale of the Company’s Common Stock in 2003, which occurred on December 28, 2003.

Employment contracts, change in control agreements and termination of employment

Effective April 2001, Redding Bancorp and Redding Bank of Commerce entered into a four-year employment agreement with its President and Chief Executive Officer, Michael C. Mayer. The agreement provides for, among other things, (a) a base salary of $115,000 per year, which the Executive Compensation Committee of the Board of Directors can and does adjust annually at its discretion; (b) profit sharing of 3.14% of pretax earnings that exceed a 20% return on beginning shareholder equity, which the Executive Compensation Committee of the Board of Directors can adjust annually at its discretion; (c) a discretionary bonus of up to $25,000 based upon the Company’s financial and growth results; (d) four weeks annual vacation; (e) an automobile of predetermined value, including expenses; (f) supplemental retirement benefits (see “Salary Continuation Plan” below); (g) Country Club membership dues; (h) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (i) reimbursement for ordinary and necessary expenses incurred by Mr. Mayer in connection with his employment.

Upon Mr. Mayer’s termination for “cause”, Mr. Mayer will be entitled to no additional compensation except all salary earned prior to the date of termination, plus any accrued profit sharing and vacation benefit. Upon termination at the sole and absolute discretion of the Board of Directors, Mr. Mayer will be entitled to one year of Mr. Mayer’s then total compensation package. In the event of a change in control, Mr. Mayer will be entitled to the then full compensation package for a period of eighteen months.

Effective April 2001, Redding Bancorp and Redding Bank of Commerce also entered into a four-year employment agreement with its Executive Vice President and Chief Financial Officer, Linda J. Miles. The agreement provides for, among other things, (a) a base salary of $93,000 per year, which the Executive Compensation Committee of the Board of Directors can and does adjust annually at its discretion; (b) profit sharing of 1.97% of pretax earnings that exceed a 20% return on beginning shareholder equity, which the Executive Compensation Committee of the Board of Directors can adjust annually at its discretion; (c) a discretionary bonus of up to $20,000 based upon the Company’s financial and growth results; (d) four weeks annual vacation; (e) an automobile of predetermined value, including expenses; (f) supplemental retirement benefits (see “Salary Continuation Plan” below); (g) Country Club membership dues; (h) health and life insurance benefits that are now or may hereinafter be in effect for all other full time employees; and (i) reimbursement for ordinary and necessary expenses incurred by Ms. Miles in connection with her employment.

Upon Ms. Miles termination for “cause”, Ms. Miles will be entitled to no additional compensation except all salary earned prior to the date of termination, plus any accrued profit sharing and vacation benefit. Upon termination at the sole and absolute discretion of the Board of Directors, Ms. Miles will be entitled to one year of Ms. Miles’ then total compensation package. In the event of a change in control, Ms. Miles will be entitled to the then full compensation package for a period of eighteen months.

Salary Continuation Plan

In April 2001, the Board of Directors approved the implementation of the Executive Salary Continuation Plan (SCP), which is a non-qualified executive benefit plan in which the Company agrees to pay the executive additional benefits in the future in return for continued satisfactory performance by the executive. Benefits under the salary continuation plan include income generally payable commencing upon a designated retirement date for twenty years, disability or termination of employment, and a death benefit for the participants designated beneficiaries.

Key-man life insurance policies were purchased as an investment to offset the Company’s contractual obligation to pay pre-retirement death benefits and to recover the Company’s cost of providing benefits. The executive is the insured under the policy, while the Company is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.

The retirement benefit is derived from accruals to a benefit account during the participant’s employment. At the end of the executive’s period of service, the aggregate amount accrued should equal the then present value of the benefits expected to be paid to the executive.

Upon termination of employment for “cause”, the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of termination without “cause”; however, if a participant voluntarily resigns prior to reaching normal retirement age, his or her benefits are reduced by accrual amounts not yet funded. Upon a change of control, the participant is entitled to the full retirement benefit.

Stock Price Performance Graph

The following graph compares the Company’s cumulative total return to shareholders during the past five years with that of the Standard & Poor’s 500 Composite Stock Index (the “S&P”) and the SNL Securities less than $250 million Bank Asset-Size Index (the “SNL Securities Index”). The stock price performance shown on the following graph is not necessarily indicative of future performance of the Company’s Common Stock.

Redding Bancorp

Stock Performance Graph(1)

SNL Securities LC ©2004	(804) 977-1600

(1)	Assumes $100 invested on December 31, 1998, in the Company’s Common Stock, the NASDAQ, the S&P 500 and the SNL Securities Index. Assumes reinvestment of dividends. Source: SNL Securities (share prices for the Company’s Common Stock was furnished to SNL Securities through the OTC-BB).

Discussion of proposals recommended by the Board of Directors

Proposal 1
Election of Directors

The Board of Directors have nominated ten persons for election at the Annual Meeting. If you elect them, they will hold office until the election of their successors at the Annual Meeting in 2005, or until they resign.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternatives. The Board of Directors has no reason to believe that its nominees would prove unable to serve if elected.

The Board of Directors recommends a vote FOR the election of each of the ten nominees for director.

Brief summaries of the background and business experience of each of the nominees other than Mr. Mayer, who was profiled covering at least the last five years follow:

Robert C. Anderson, born in 1933, has served as Chairman of the Board of the Company since the Company’s incorporation in January 1982 and is a member of the Loan, Asset Liability Management, Audit, Long-Range Planning Committees, Chairman of the Executive Compensation, Nominating and Corporate Governance Committee and Chairman of the Executive Committees of the Board. Mr. Anderson has retired as a Certified Public Accountant and most recently from public service as a member of the City Council and mayor of the City of Redding.

Welton L. Carrel, born in 1937, has served as a director of the Company since January 1982. Mr. Carrel is retired. From 1961 to 1989, he was President of Western Business Equipment d.b.a. Carrel’s Office Machines. Mr. Carrel is a member of the Loan Committee of the Board of Directors.

Russell L. Duclos, born in 1939, has served as a director of the Company since July 1997. From July 1997 through December 2000, Mr. Duclos served as President and Chief Executive Officer of the Bank and from January 2001 through April 2001 as President and Chief Executive Officer of the Company. Mr. Duclos is Chairman of the Asset Liability Management Committee, and presently serves on the Loan Committee of the Board of Directors.

John C. Fitzpatrick, born in 1935, has been a director of the Company since January 1982 and was named Vice-Chairman in 2003. Mr. Fitzpatrick has been Chief Executive Officer of Carbonated Industries since 1986. From 1986 to 2001, Mr. Fitzpatrick served as President and Chief Executive Officer of Pepsi Cola Bottling Company of Northern California. From 1962 to 1985, Mr. Fitzpatrick was President and Chief Executive Officer of McColl’s Dairy Milk and Ice Cream. Mr. Fitzpatrick also serves as Secretary of John Fitzpatrick & Sons, Inc., a company engaged in the real estate investment business. Mr. Fitzpatrick serves as Chairman of the Long-Range Planning Committee and is a member of the Executive, Executive Compensation, Nominating and Corporate Governance and Audit Committees of the Board of Directors.

Kenneth R. Gifford, Jr., born in 1945, has served as a director of the Company since January 1998. Mr. Gifford has been a director, President and Chief Executive Officer of Gifford Construction, Inc. since 1972. Mr. Gifford is a member of the Audit, Executive Committee, Executive Compensation, Nominating and Corporate Governance, and Long-Range Planning Committees of the Board of Directors.

Harry L. Grashoff, Jr., born in 1935, and has served as a director of the Company since January 1982. Mr. Grashoff is retired. From 1982 to July 1997, Mr. Grashoff was President and Chief Executive Officer of the Company.

Mr. Grashoff serves as Chairman of the Loan committee and is a member of the Executive, Long- Range Planning, Executive Compensation, Nominating and Corporate Governance and Asset Liability Management committees of the Board of Directors.

Eugene L. Nichols, born in 1934, has been a director of the Company since January 1982. He is a General Partner, and founding principal of Nichols, Melburg and Rossetto and Associates, an architectural firm, a position he has held since 1981. Mr. Nichols serves on the Long-Range Planning Committees of the Board of Directors.

David H. Scott, born in 1944, has been a director of the Company since April 1997. He is a partner of D. H. Scott & Company, LLP., a public accounting firm, a position he has held since 1986. Mr. Scott serves as Chairman of the Audit Committee and is a member of the Asset Liability Management and Loan committees of the Board of Directors. Mr. Scott meets the criteria as financial expert on the Audit Committee. Mr. Scott also serves as the Secretary of the Company.

Lyle L. Tullis, born in 1950, has been a director of Redding Bank of Commerce since November 2002, and became a director of Redding Bancorp in May 2003. Since 1976, he has served as president of Tullis & Heller, Inc. a general engineering construction company. His company specializes in public works projects that include grading and paving. Mr. Tullis is the current District Chairman of the Eureka and Shasta Districts of the Associated General Contractors of California. Mr. Tullis serves on the Audit, Nominating and Corporate Governance, Executive Compensation and Long-Range Planning Committees of the Board of Directors.

None of the directors were selected pursuant to arrangements or understandings other than with the directors and shareholders of the Company acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serve as a director of any other company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

Proposal 2
Amendment of Articles of Incorporation to change the Company’s name

The Company has determined to change its name from “Redding Bancorp” to “Bank of Commerce Holdings” to reflect the broader scope of financial activities that the Company transacts. To change the Company name requires an amendment to the Company’s Articles of Incorporation, which must be approved by a vote of the majority of outstanding shares.

Following the adoption of the changed name, the Company would incur costs associated with changing registrations in connections with regulatory authorities and other commercial relationships. The Company does not expect such costs, in the aggregate, to have a material impact on its financial results.

The Board of Directors recommends a vote FOR the amendment to the Company’s Articles of Incorporation to change the Company’s name to “Bank of Commerce Holdings”.

Other Business

Requirements, including deadlines for submissions or proposals, nomination of Directors and other Shareholder business

Under the Rules of the SEC, if a shareholder wants to include a proposal in the Company’s Proxy Statement and form of proxy for presentation at the Company’s 2005 Annual Meeting of Shareholders, the proposal must be received by the Company at its principal administrative office located at 1951 Churn Creek Road, Redding, California by November 20, 2004.

Under the Company’s bylaws, as permitted by the SEC, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.

Nomination of directors must be made by notification in writing delivered or mailed to the President of the Company at the Company’s principal administrative office not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors. The Company’s annual meeting of shareholders is generally held on the third Tuesday of May. If the Company’s 2004 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any nomination no earlier than March 20, 2004, and no later than April 20, 2005. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. If the Chairman of the meeting acknowledges the nomination of a person not made in compliance with the foregoing procedures, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when the nomination is made at the meeting.

Notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Secretary of the Company not less than 70 days or more than 90 days before the annual meeting. If the Company’s 2005 Annual Meeting of Shareholders is held on schedule, the Company must receive notice of any proposed business item no earlier than February 20, 2005, and no later than March 10, 2005. If the Company does not receive timely notice, the Company’s bylaws preclude consideration of the business item at the annual meeting.

The Company’s bylaws also provide that notices regarding nomination of directors must contain certain information about the director nominee. With respect to notice of a proposed item of business, the bylaws provide that the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and certain information regarding the shareholder giving the notice. Shareholders may obtain a copy of the Company’s bylaws by sending a written request to the Secretary of the Company at the Company’s principal executive offices.

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies. Whether or not you intend to be present at the Annual Meeting, we request you to return your signed proxy promptly.

By Order of the Board of Directors,

David H. Scott, Corporate Secretary

Redding, California
April 12, 2004

Appendix A
Audit Committee Charter

Purpose

The Audit Committee is appointed by the Board of Directors to assist in monitoring the (1) integrity of the financial statements of the Company, (2) the independent auditors qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Role and Independence

The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise construed to be a financial expert. By definition, the audit committee financial expert is an individual who is determined by the board of directors to possess all of the following attributes:

•	An understanding of financial statements and generally accepted accounting principles (GAAP)

•	An ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves

•	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to what can be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities

•	An understanding of internal controls and procedures for financial reporting

•	An understanding of audit committee functions

The final rule for audit committee financial experts indicates that the attributes may be acquired by:

•	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor, or experience in one or more positions that involve the performance of similar functions

•	Experience actively supervising a principal financial officer, controller, public accountant, auditor, or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements.

The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ stock exchange, Section 10A(m)(3) of the Securities and Exchange Commission Act of 1934 and the rules and regulations of the commission. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement, and shall meet the director independence requirements for serving as set forth in the corporate governance standards of the NASDAQ.

The committee is expected to maintain free and open communication (including private executive sessions at each meeting) with the independent accountants, the internal auditors and the management of the Company. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Board of Directors shall appoint the audit committee financial expert as chairperson. In addition to the professional requirements, this person plays a pivotal role in Audit Committee effectiveness. He or she will be responsible for the leadership of the committee, including preparing the agenda, presiding over meetings, making committee assignments, and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the President, Director of Risk Management, Chief Financial Officer, and the lead Independent Audit Partner.

Responsibilities

The Audit Committee’s primary responsibilities include:

•	The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if available, to shareholder ratification.) In doing so, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the board any actions necessary to oversee the auditor’s independence.

•	Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

•	The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent auditor,

The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall annually review the Committee’s own performance.

The Audit Committee shall:

Financial Statement and disclosure matters

•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and approve the filing of such documents with the SEC. Recommend the acceptance of the annual audited financial statements as the annual Directors examination.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of financial principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or adjusted non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made.)

•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the Independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during the certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

•	Review and evaluate the lead partner of the independent audit team.

•	Obtain and review a report from the independent auditor, at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors.

•	Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

•	The Audit Committee recommends prohibiting the auditor from acting as a director, officer, or employee of the Company, or performing any decision-making, supervisory, or ongoing monitoring function for the Company for a cooling off period of one year from the date of engagement.

Oversight of the Company’s Internal Audit Function

•	Review the appointment and replacement of the Director of Risk Management.

•	Review the significant reports to management prepared by the internal auditing department and management’s response.

•	Discuss with the independent auditor and management the internal audit responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

•	Obtain reports from management, the Director of Risk Management and the independent auditor that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics and Conflict of Interest.

•	Review reports and disclosures of insider and affiliated party transactions. Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations with the Company’s Code of Ethics and Conflict of Interest.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

It is the policy of the Board of Directors that a system of internal controls be maintained sufficient to provide reasonable assurance that assets are safeguarded, transactions are properly authorized and recorded, and reasonable, detailed records are maintained which accurately reflect the financial activities.

To monitor the effectiveness of the system of internal controls, the Board of Directors established an audit and review policy as follows:

Audit and Review — Certified Public Accounting Firm

It is the policy of the Board of Directors to engage a qualified certified public accounting firm to conduct a full audit of financial statements at least once annually. This will constitute the annual “Director examination”. Credit quality reviews, Compliance reviews and Operational reviews are regularly scheduled to support the audit and may be performed by parties other than the certified public accounting firm selected to conduct the financial statement audit.

Audit and Review — In House

The Board of Directors recognizes that it is not necessary and may not be economically feasible for the Bank to employ a full time internal auditor until the bank achieves a certain size and complexity. However, the Board of Directors may elect to have an outside auditor perform audits of operational and compliance policies and procedures and an outside auditor to perform an independent loan review for credit quality, compliance, documentation and appropriate grading.

Although outside consultants, these auditors will be considered our “In-house” auditors. The Board of Directors will outline the scope of the audits on an annual basis, and will communicate the scope directly with the independent auditors.

The Audit Committee may consult with and have the Company’s Certified Public Accountants review the scope and work papers of the in-house auditors, and make a recommendation to the Board of Directors as to the need to employ a full time internal auditor.

Examination and Review — Regulatory Agencies

It is the policy of the Board of Directors that results from examinations and audits conducted by Regulatory Agencies such as the Department of Financial Institutions, Federal Reserve Board and the FDIC are fully disclosed to the Board of Directors. Further, it is Board policy that at least three representatives from the Board of Directors will be included in the exit review conducted by regulatory personnel with the management of the Company.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is reinforced that such duties include the oversight, scheduling and review of such work and it is not the duty of the Audit Committee to conduct audits or to determine whether the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Appendix B

Appendix B
Nominating and Corporate Governance Committee Charter

Committee mission

The Committee acts on behalf of the RBC Board of Directors in the best interests of the Corporation and its shareholders with regard to the identification of individuals qualified to become Board members, selecting or recommending to the Board that the Board select the director nominees, including for the next annual meeting of shareholders, and providing guidance on board and corporate governance issues including recommending to the Board corporate governance guidelines applicable to the Corporation.

Organization

Members of the Committee are appointed by and serve at the pleasure of the Board of Directors. The members of the Nominating and Corporate Governance Committee shall be “independent” directors as determined in accordance with the laws, rules and regulations of the NASDAQ stock exchange and shall also comply with and satisfy all other applicable laws, rules, regulations and requirements. The Chairman of the Nominating and Corporate Governance Committee shall be elected annually by the Board of Directors.

The Committee shall conduct and review with the Board of Directors annually an evaluation of the committee’s performance with respect to the requirements of this Nominating and Corporate Governance Charter.

The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. Additionally, if a compensation consultant is to assist in the evaluation of director compensation, the committee shall have the sole authority to retain and terminate any such consultant, including sole authority to approve the consultant’s fees and other retention terms.

Purpose

The purpose of the Nominating and Corporate Governance Committee is to 1) identify individuals qualified to serve on the Board of Directors and to recommend that the Board of Directors select director nominees to be considered at the Company’s next annual meeting of shareholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors, 2) identify members of the Board of Directors to serve on each board committee and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors, 3) develop and revise as appropriate Corporate Governance Guidelines applicable to the Company and recommend such guidelines to the Board of Directors, 4) oversee the evaluation by the Board of Directors of itself and its committees, 5) identify individuals to serve as executive officers of the Company and recommend such individuals to the Board of Directors and 6) review with the Chief Executive Officer matters of management succession.

Meetings

The Nominating and Corporate Governance Committee shall meet as often as it deems necessary or appropriate to carry out its responsibilities, no less than annually, and may, in its sole discretion, form and delegate authority to subcommittees (comprised only of Nominating and Corporate Governance Committee members) in furtherance of such responsibilities. Meetings of the Nominating and Corporate Governance Committee shall be called by the Chairman of the Nominating and Corporate Governance Committee or the Chairman of the Board. All such meetings shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each such meeting shall be duly filed in the Company’s records.

Powers and Responsibilities

The Nominating and Corporate Governance Committee shall:

1.	Actively seek to identify individuals qualified to serve on the Board of Directors and to recommend that the Board of Directors select director nominees to be considered for election at the Company’s next annual meeting of shareholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors in accordance with Board membership criteria set forth in the Company’s corporate governance guidelines. The Committee shall also consider written proposals for director nominees received from shareholders in accordance with the Company’s corporate governance guidelines and by-laws.

2.	Identify qualified members of the Board of Directors to serve on each board committee and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors. In addition, the Nominating and Corporate Governance Committee may designate a member of such committee to attend the meetings of any other Board committee ex-officio with the concurrence of the chairman of such other committee.

3.	Develop corporate governance guidelines applicable to the Company and recommend such guidelines or revisions of such guidelines to the Board of Directors. All guidelines shall be reviewed at least annually.

4.	Review at least annually, the charters of committees of the Board of Directors and, when necessary or appropriate, recommend changes in such charters to the Board of Directors.

5.	Conduct the annual peer review of the Board of Directors of itself and its committees.

6.	Review with the Chief Executive Officer matters relating to management succession.

7.	Identify individuals to serve as executive or corporate officers of the Company and recommend such individuals to the Board of Directors.

8.	Monitor the development of best practices regarding corporate governance and take a leadership role in shaping the corporate governance of the Company.

Redding Bancorp

This proxy is solicited on behalf of the Board of Directors.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Redding Bancorp and the accompanying Proxy Statement dated April 5, 2004 and revoking any proxy heretofore given, hereby constitute(s) and appoint(s) Robert C. Anderson and Michael C. Mayer, and each of them with full power of substitution, as attorney and proxy of the undersigned, to attend the 2004 Annual Meeting of Shareholders of Redding Bancorp to be held at 5:00 p.m. on May 18, 2004, in the lobby of Redding Bank of Commerce located at 1951 Churn Creek Road, Redding, California, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated on the reverse.

(Continued, and to be marked, dated and signed, on the other side)
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This proxy when properly executed will be voted in the manner, directed by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed under Item 1 and in favor of Item 2.

The Board of Directors recommends a vote FOR Items 1 and 2, below.

ELECTION OF DIRECTORS
[ ] For all nominees listed to the left (except as marked to the contrary) [ ] WITHHOLD AUTHORITY to vote for all nominees	01 Robert C. Anderson 03 Russell L. Duclos 05 Kenneth R. Gifford, Jr. 07 Michael C. Mayer 09 David H. Scott	02 Welton L. Carrel 04 John C. Fitzpatrick 06 Harry L. Grashoff, Jr. 08 Eugene L. Nichols 10 Lyle L. Tullis

(INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee’s name listed above.)

2. AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “BANK OF COMMERCE HOLDINGS”

[  ] For      [  ] Against      [  ] Abstain

1.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

2.	Please sign exactly as the name appears herein. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, Trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE.

Signature

Signature

Date: , 2004

Fold and Detach Here and Read the Reverse Side

Vote by telephone
Quick ** Easy ** Immediate

Your vote is important! — You can vote in one of two ways:

1.	TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch-tone telephone 24-hours a day 7 days a week.

There is NO CHARGE to you for this call. — Have your proxy card in hand.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

     Option 1:     To vote as the Board of Directors recommends on ALL proposals, press 1.

     Option 2:     If you choose to vote on each Proposal separately, press 0. You will hear these instructions:

Proposal 1 — To vote FOR ALL Nominees, Press 1; to WITHHOLD FOR ALL nominees, press 9, to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2 — To vote FOR, press 1; AGAINST, press 9, ABSTAIN, Press 0 and listen to the instructions.

When asked, please confirm by pressing 1.

The instructions are the same for all remaining proposals.
Or

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.